UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

April 27, 2023
Date of Report (date of earliest event reported)
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INGEVITY CORPORATION
(Exact name of registrant as specified in its charter)
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Delaware		001-37586	47-4027764
(State or other jurisdiction of incorporation or organization)		(Commission File Number)	(I.R.S. Employer Identification No.)

4920 O'Hear Avenue Suite 400	North Charleston	South Carolina	29405
(Address of principal executive offices)			(Zip code)

Registrant’s telephone number, including area code: 843-740-2300

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	NGVT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act		☐
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ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 27, 2023, Ingevity Corporation (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”), at which the Company’s stockholders voted on the five proposals identified below. Each of the proposals is described in more detail in the Company's definitive proxy statement, which was filed with the U.S. Securities and Exchange Commission on March 10, 2023.

There were 37,168,186 shares of the Company’s common stock issued and outstanding on the record date and entitled to vote at the Annual Meeting, and 34,898,378 shares (93.89%) were represented in person or by proxy at the Annual Meeting, which number constituted a quorum.

The final voting results for each proposal voted upon at the Annual Meeting are described below.

1.Election of the ten (10) director nominees listed below, each for a one-year term or until his or her successor is duly elected and qualified:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Jean S. Blackwell	33,107,747	340,909	34,578	1,415,144
Luis Fernandez-Moreno	32,595,205	849,097	38,932	1,415,144
John C. Fortson	33,206,684	239,091	37,459	1,415,144
Diane H. Gulyas	33,143,701	302,275	37,258	1,415,144
Bruce D. Hoechner	33,237,502	207,415	38,317	1,415,144
Frederick J. Lynch	33,250,374	194,892	37,968	1,415,144
Karen G. Narwold	33,314,596	130,603	38,035	1,415,144
Daniel F. Sansone	33,173,801	270,411	39,022	1,415,144
William J. Slocum	33,246,999	198,551	37,684	1,415,144
Benjamin G. (Shon) Wright	33,350,328	94,165	38,741	1,415,144
2.Approval, on a non-binding, advisory basis, of the compensation of our named executive officers.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
31,326,271	2,108,811	48,152	1,415,144
3.     Approval, on a non-binding basis, of the frequency of named executive officer compensation advisory vote.

Votes For Every One Year	31,837,964
Votes For Every Two Years	9,365
Votes For Every Three Years	1,606,220
Votes to Abstain	29,685
Broker Non-Votes	1,415,144
After considering the outcome of this advisory vote, the Board of Directors has determined that the Company will hold the advisory (non-binding) vote on named executive officer compensation once every year until the next required advisory vote on frequency, which will be no later than the Company’s annual meeting of stockholders occurring six years from the date of this annual meeting held on April 27, 2023.

4.     Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2023.

FOR	AGAINST	ABSTAIN
34,679,413	197,213	21,752

5.    Approval of amendment and restatement of the 2017 Ingevity Corporation Employee Stock Purchase Plan.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
33,222,364	243,149	17,721	1,415,144

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INGEVITY CORPORATION
(Registrant)

By:	/S/ STACY L. COZAD
Stacy L. Cozad
Executive Vice President, General Counsel and Secretary
Date: April 28, 2023